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                                                                    Exhibit 23.3

                        CONSENT OF PROSPECTIVE DIRECTOR

    I hereby consent to my being named a director of Empire Gas Corporation in its Registration Statement on Form S-1 relating to Senior Secured Notes due 2004.

                                                   /s/ DOUGLAS A. BROWN

                                          --------------------------------------
                                                     Douglas A. Brown

April 29, 1994